Exhibit 99.1

For Immediate Release
November 1, 2019

PNM Resources Reports Third Quarter Results
2019 Ongoing Earnings Guidance Affirmed, Conference call set for 11 a.m. Eastern today

PNM Resources (In millions, except EPS)

	Q3 2019	Q3 2018	YTD 2019	YTD 2018
GAAP net earnings attributable to PNM Resources	$102.8	$87.5	$45.6	$140.7
GAAP diluted EPS	$1.28	$1.09	$0.57	$1.76
Ongoing net earnings	$103.6	$86.5	$143.6	$145.3
Ongoing diluted EPS	$1.29	$1.08	$1.80	$1.82

(ALBUQUERQUE, N.M.) – PNM Resources (NYSE: PNM) today released the company’s 2019 third quarter results. In addition, management affirmed its 2019 consolidated ongoing earnings guidance of $2.05 to $2.11 per diluted share.

“Third quarter results reflect temperatures that were higher than both prior year and normal levels, which allows us to adjust our spending appropriately,” said Pat Vincent-Collawn, PNM Resources’ chairman, president and CEO. “Our capital plans incorporate additional projects at TNMP to support reliability and growth in response to regional planning studies. Our plans in New Mexico continue to focus on supporting the state’s vision to be a clean energy leader and be emissions-free by 2040.”

SEGMENT REPORTING OF 2019 THIRD QUARTER EARNINGS

PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.
PNM (In millions, except EPS)

	Q3 2019	Q3 2018	YTD 2019	YTD 2018
GAAP net earnings attributable to PNM Resources	$80.7	$77.4	$12.8	$111.6
GAAP diluted EPS	$1.01	$0.97	$0.16	$1.40
Ongoing net earnings	$81.5	$75.2	$110.7	$115.0
Ongoing diluted EPS	$1.02	$0.95	$1.39	$1.45

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PNM Resources Reports Q3 Earnings            11-1-19                         p. 2 of 4

•
PNM GAAP and ongoing earnings increased in the third quarter of 2019 due to higher temperatures that increased customer usage and revised retail rates implemented in January 2019, including the impact of amortized excess deferred income taxes.

•
Earnings were also impacted in the third quarter of 2019 by reductions in operations and maintenance spending. These impacts were offset by additional depreciation and property tax expenses related to new capital investments.

TNMP – an electric transmission and distribution utility in Texas.

TNMP (In millions, except EPS)

	Q3 2019	Q3 2018	YTD 2019	YTD 2018
GAAP net earnings attributable to PNM Resources	$25.1	$16.1	$44.5	$40.9
GAAP diluted EPS	$0.31	$0.20	$0.56	$0.51
Ongoing net earnings	$25.1	$16.1	$44.6	$40.9
Ongoing diluted EPS	$0.31	$0.20	$0.56	$0.51

•
TNMP’s GAAP and ongoing earnings increased in the third quarter of 2019 due to the combined implementation of new base rates approved in December 2018 and Transmission Cost of Service (TCOS) rate increases in March 2019 and September 2019, along with increased customer usage driven by higher temperatures.

•	These increases were offset by higher depreciation and property tax expenses resulting from additional capital investments.

Corporate and Other – a segment that reflects the PNM Resources holding company and other subsidiaries.
Corporate and Other (In millions, except EPS)

	Q3 2019	Q3 2018	YTD 2019	YTD 2018
GAAP net earnings (loss) attributable to PNM Resources	($3.0)	($6.0)	($11.7)	($11.8)
GAAP diluted EPS	($0.04)	($0.08)	($0.15)	($0.15)
Ongoing net earnings (loss)	($3.0)	($4.7)	($11.7)	($10.6)
Ongoing diluted EPS	($0.04)	($0.07)	($0.15)	($0.14)

•	Corporate and Other’s GAAP and ongoing losses decreased in the third quarter of 2019 due to a lower effective tax rate.

Financial materials are available at http://www.pnmresources.com/investors/results.cfm.

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PNM Resources Reports Q3 Earnings            11-1-19                         p. 3 of 4

THIRD QUARTER CONFERENCE CALL: 11 A.M. EASTERN FRIDAY, NOVEMBER 1
PNM Resources will discuss third quarter earnings results during a live conference call and webcast on Friday, November 1st at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm.
Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software.

Investors and analysts can participate in the live conference call by pre-registering using the following link to receive a special dial-in number and PIN: http://dpregister.com/10135162. Telephone participants who are unable to pre-register may participate in the live conference call by dialing (877) 276-8648 or (412) 317-5474 fifteen minutes prior to the event and referencing “the PNM Resources third quarter conference call”.

Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2018 consolidated operating revenues of $1.4 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,701 megawatts of generation capacity and provides electricity to more than 785,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com.

CONTACTS:
Analysts                        Media
Lisa Goodman                        Ray Sandoval
(505) 241-2160                    (505) 241-2782

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release for PNM Resources, Inc. (“PNMR”), Public Service Company of New Mexico (“PNM”), or Texas-New Mexico Power Company (“TNMP”) (collectively, the “Company”) that relate to future events or expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

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PNM Resources Reports Q3 Earnings            11-1-19                         p. 4 of 4

Non-GAAP Financial Measures
GAAP refers to generally accepted accounting principles in the U.S. Ongoing earnings is a non-GAAP financial measure that excludes the impact of net unrealized mark-to-market gains and losses on economic hedges, the net change in unrealized gains and losses on investment securities, pension expense related to previously disposed of gas distribution business, and certain non-recurring, infrequent, and other items that are not indicative of fundamental changes in the earnings capacity of the Company's operations. The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals, including those used for certain aspects of incentive compensation, for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with GAAP. The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Since the future differences between GAAP and ongoing earnings are frequently outside the control of the Company, management is generally not able to estimate the impact of the reconciling items between forecasted GAAP net earnings and ongoing earnings guidance, nor their probable impact on GAAP net earnings without unreasonable effort, therefore, management is generally not able to provide a corresponding GAAP equivalent for ongoing earnings guidance. Reconciliations between GAAP and ongoing earnings are contained in schedules 1-5.

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PNM Resources, Inc. and Subsidiaries
Schedule 1
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(in thousands)
Three Months Ended September 30, 2019
GAAP Net Earnings (Loss) Attributable to PNMR	$80,729	$25,087	$(3,045)	$102,771
Adjusting items before income tax effects:
Mark-to-market impact of economic hedges2a	(28)	—	—	(28)
Net change in unrealized gains and losses on investment securities2b	(1,202)	—	—	(1,202)
Pension expense related to previously disposed of gas distribution business2d	1,044	—	—	1,044
Process improvement initiatives2e	149	51	—	200
Four Corners coal mine reclamation2f	1,078	—	—	1,078
Total adjustments before income tax effects	1,041	51	—	1,092
Income tax impact of above adjustments[1,3]	(264)	(11)	—	(275)
Adjusting items, net of income taxes	777	40	—	817
Ongoing Earnings (Loss)	$81,506	$25,127	$(3,045)	$103,588

Nine Months Ended September 30, 2019
GAAP Net Earnings (Loss) Attributable to PNMR	$12,797	$44,452	$(11,692)	$45,557
Adjusting items before income tax effects:
Mark-to-market impact of economic hedges2a	(84)	—	—	(84)
Net change in unrealized gains and losses on investment securities2b	(13,692)	—	—	(13,692)
Regulatory disallowances and restructuring costs2c	150,599	—	—	150,599
Pension expense related to previously disposed of gas distribution business2d	3,134	—	—	3,134
Process improvement initiatives2e	559	186	—	745
Four Corners coal mine reclamation2f	794	—	—	794
Total adjustments before income tax effects	141,310	186	—	141,496
Income tax impact of above adjustments[1]	(35,893)	(39)	—	(35,932)
Deferred income tax impact of regulatory disallowances	(7,485)	—	—	(7,485)
Total income tax impacts[3]	(43,378)	(39)	—	(43,417)
Adjusting items, net of income taxes	97,932	147	—	98,079
Ongoing Earnings (Loss)	$110,729	$44,599	$(11,692)	$143,636

[1] 2019 income tax effects calculated using a tax rate of 25.40% for PNM and 21% for TNMP
[2] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Condensed Consolidated Statements of Earnings as follows:
[a] (Reductions) in "Electric Operating Revenues" and "Cost of energy" of $257 and $285 in the three months ended September 30, 2019 and $737 and $821 in the nine months ended September 30, 2019
[b] (Increases) in "Gains on investment securities"
[c] Increases in "Regulatory disallowances and restructuring costs"
[d] Increases in "Other (deductions)"
[e] Increases in "Administrative and general"
[f] Increases in "Cost of energy"
[3] Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 2
Reconciliation of GAAP to Ongoing Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(in thousands)
Three Months Ended September 30, 2018
GAAP Net Earnings (Loss) Attributable to PNMR	$77,376	$16,100	$(5,955)	$87,521
Adjusting items before income tax effects:
Mark-to-market impact of economic hedges2a	(28)	—	—	(28)
Net change in unrealized gains and losses on investment securities2b	(2,153)	—	—	(2,153)
Regulatory disallowances and restructuring costs2c	(1,645)	—	—	(1,645)
Pension expense related to previously disposed of gas distribution business2d	850	—	—	850
(Gain) related to previously disposed of activities2e	—	—	154	154
Cost to review strategic growth opportunities2f	—	—	1,465	1,465
Total adjustments before income tax effects	(2,976)	—	1,619	(1,357)
Income tax impact of above adjustments[1,3]	756	—	(411)	345
Adjusting items, net of income taxes	(2,220)	—	1,208	(1,012)
Ongoing Earnings (Loss)	$75,156	$16,100	$(4,747)	$86,509

Nine Months Ended September 30, 2018
GAAP Net Earnings (Loss) Attributable to PNMR	$111,622	$40,879	$(11,782)	$140,719
Adjusting items before income tax effects:
Mark-to-market impact of economic hedges2a	(83)	—	—	(83)
Net change in unrealized gains and losses on investment securities2b	1,930	—	—	1,930
Regulatory disallowances and restructuring costs2c	149	—	—	149
Pension expense related to previously disposed of gas distribution business2d	2,548	—	—	2,548
(Gain) related to previously disposed of activities2e	—	—	(61)	(61)
Cost to review strategic growth opportunities2f	—	—	1,465	1,465
Total adjustments before income tax effects	4,544	—	1,404	5,948
Income tax impact of above adjustments[1]	(1,154)	—	(356)	(1,510)

Impairment of state tax credits	—	—	123	123
Total income tax impacts[3]	(1,154)	—	(233)	(1,387)
Adjusting items, net of income taxes	3,390	—	1,171	4,561
Ongoing Earnings (Loss)	$115,012	$40,879	$(10,611)	$145,280

[1] 2018 income tax effects calculated using a tax rate of 25.40%
[2] The pre-tax impacts (in thousands) of adjusting items are reflected on the GAAP Condensed Consolidated Statement of Earnings as follows:
[a] (Reductions) in "Electric Operating Revenues" and "Cost of energy" of $275 and $303 in the three months ended September 30, 2018 and $821 and $904 in the nine months ended September 30, 2018
[b] (Increases) decreases in "Gains on investment securities"
[c] Increases (decreases) in "Regulatory disallowances and restructuring costs"
[d] Increases in "Other (deductions)"
[e] (Increases) decreases in "Other income"
[f] Increases in "Administrative and General"
[3] Income tax impacts reflected in "Income Taxes"

PNM Resources, Inc. and Subsidiaries
Schedule 3
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(per diluted share)
Three Months Ended September 30, 2019
GAAP Net Earnings (Loss) Attributable to PNMR	$1.01	$0.31	$(0.04)	$1.28
Adjusting items, net of income tax effects:
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized gains and losses on investment securities	(0.01)	—	—	(0.01)
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
Process improvement initiatives	—	—	—	—
Four Corners coal mine reclamation	0.01	—	—	0.01
Total Adjustments	0.01	—	—	0.01
Ongoing Earnings (Loss)	$1.02	$0.31	$(0.04)	$1.29
Average Basic and Diluted Shares Outstanding: 80,000,506

Nine Months Ended September 30, 2019
GAAP Net Earnings (Loss) Attributable to PNMR	$0.16	$0.56	$(0.15)	$0.57
Adjusting items, net of income tax effects:
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized gains and losses on investment securities	(0.13)	—	—	(0.13)
Regulatory disallowances and restructuring costs	1.41	—	—	1.41
Pension expense related to previously disposed of gas distribution business	0.03	—	—	0.03
Process improvement initiatives	—	—	—	—
Four Corners coal mine reclamation	0.01	—	—	0.01
Deferred income tax impact of regulatory disallowances	(0.09)	—	—	(0.09)
Total Adjustments	1.23	—	—	1.23
Ongoing Earnings (Loss)	$1.39	$0.56	$(0.15)	$1.80
Average Basic and Diluted Shares Outstanding: 79,979,723

PNM Resources, Inc. and Subsidiaries
Schedule 4
Reconciliation of GAAP to Ongoing Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	PNMR Consolidated
	(per diluted share)
Three Months Ended September 30, 2018
GAAP Net Earnings (Loss) Attributable to PNMR	$0.97	$0.20	$(0.08)	$1.09
Adjusting items, net of income tax effects:
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized gains and losses on investment securities	(0.02)	—	—	(0.02)
Regulatory disallowances and restructuring costs	(0.01)	—	—	(0.01)
Pension expense related to previously disposed of gas distribution business	0.01	—	—	0.01
(Gain) related to previously disposed of activities	—	—	—	—
Cost to review strategic growth opportunities	—	—	0.01	0.01
Total Adjustments	(0.02)	—	0.01	(0.01)
Ongoing Earnings (Loss)	$0.95	$0.20	$(0.07)	$1.08
Average Diluted Shares Outstanding: 79,979,599

Nine Months Ended September 30, 2018
GAAP Net Earnings (Loss) Attributable to PNMR:	$1.40	$0.51	$(0.15)	$1.76
Adjusting items, net of income tax effects:
Mark-to-market impact of economic hedges	—	—	—	—
Net change in unrealized gains and losses on investment securities	0.02	—	—	0.02
Regulatory disallowances and restructuring costs	—	—	—	—
Pension expense related to previously disposed of gas distribution business	0.03	—	—	0.03
(Gain) related to previously disposed of activities	—	—	—	—
Impairment of state tax credits	—	—	—	—
Cost to review strategic growth opportunities	—	—	0.01	0.01
Total Adjustments	0.05	—	0.01	0.06
Ongoing Earnings (Loss)	$1.45	$0.51	$(0.14)	$1.82
Average Diluted Shares Outstanding: 79,990,484

PNM Resources, Inc. and Subsidiaries
Schedule 5
Condensed Consolidated Statements of Earnings
(Preliminary and Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
	(In thousands, except per share amounts)
Electric Operating Revenues:
Contracts with customers	$418,673	$400,023	$1,049,287	$1,042,033
Alternative revenue programs	(6,779)	(8,050)	(300)	(1,466)
Other electric operating revenue	21,692	30,693	64,471	52,290
Total electric operating revenues	433,586	422,666	1,113,458	1,092,857
Operating Expenses:
Cost of energy	108,736	113,536	314,145	293,803
Administrative and general	47,613	49,969	142,782	141,607
Energy production costs	30,877	31,350	108,853	108,588
Regulatory disallowances and restructuring costs	—	(1,645)	150,599	149
Depreciation and amortization	68,350	61,580	199,771	180,365
Transmission and distribution costs	16,461	19,394	52,333	54,800
Taxes other than income taxes	21,009	20,492	61,327	60,094
Total operating expenses	293,046	294,676	1,029,810	839,406
Operating income	140,540	127,990	83,648	253,451
Other Income and Deductions:
Interest income	3,440	3,400	10,489	11,862
Gains on investment securities	1,686	2,463	20,299	1,081
Other income	4,256	3,735	11,050	12,000
Other (deductions)	(3,612)	(2,624)	(9,980)	(9,867)
Net other income and deductions	5,770	6,974	31,858	15,076
Interest Charges	30,359	30,492	91,785	96,868
Earnings before Income Taxes	115,951	104,472	23,721	171,659
Income Taxes (Benefits)	9,188	12,899	(32,420)	18,838
Net Earnings	106,763	91,573	56,141	152,821
(Earnings) Attributable to Valencia Non-controlling Interest	(3,860)	(3,920)	(10,188)	(11,706)
Preferred Stock Dividend Requirements of Subsidiary	(132)	(132)	(396)	(396)
Net Earnings Attributable to PNMR	$102,771	$87,521	$45,557	$140,719
Net Earnings Attributable to PNMR per Common Share:
Basic	$1.29	$1.10	$0.57	$1.76
Diluted	$1.28	$1.09	$0.57	$1.76
Dividends Declared per Common Share	$0.290	$0.265	$0.870	$0.795